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                                                                   Exhibit 10.28

                                    AMENDMENT

          THIS AMENDMENT (this "AMENDMENT") to the Second Exchange Option Agreement dated as of February 17, 1998 (the "SECOND EXCHANGE OPTION AGREEMENT"), is made and entered into as of August 29, 2005 by and among EpiCept Corporation, a Delaware corporation (formerly known as American Pharmed Labs, Inc.) (the "COMPANY"), and tbg Technologie-Beteiligungs-Gesellschaft mbh der Deutschen Ausgleichsbank ("TBG" or the "HOLDER"). Capitalized terms used herein without definition shall have their respective meanings assigned in the Second Exchange Option Agreement.

          WHEREAS, the Company and tbg entered into the Second Exchange Option Agreement relating to the terms and conditions of the Silent Partnership II;

          WHEREAS, upon certain circumstances as set forth in Section 1(a) of the Second Exchange Option Agreement, the Company has the right to require tbg to terminate the Silent Partnership II and to exchange the claim for the Principal Amount of the Silent Partnership II for shares of common stock, par value $0.0001, of the Company (the "COMMON STOCK");

          WHEREAS, the Company intends to enter into an Agreement and Plan of Merger among the Company, Maxim Acquisition Corp. and Maxim (the "MERGER AGREEMENT") pursuant to which a wholly owned subsidiary of the Company with merge (the "MERGER") with and into Maxim Pharmaceuticals, Inc. ("MAXIM");

          WHEREAS, the Merger Agreement will provide that the Company will require tbg to terminate the Silent Partnership II as contemplated by Section 1(a)(iv) of the Second Exchange Option Agreement; and

          WHEREAS, the Company and the Holders desire to amend the Second Exchange Option Agreement to clarify the method by which the number of shares of Common Stock issuable upon such exchange is calculated.

          NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                   ARTICLE 1

                                   AMENDMENTS

     1.1 Amendment to Section 1(b). A new sentence is hereby added to the end of
Section 1(b) to read as follows:

          "Anything in this Section 1(b) to the contrary notwithstanding, in the event the Silent Partnership II is terminated pursuant to Section 1(a)(iv) in connection with the merger of Maxim Acquisition Corp. and Maxim Pharmaceuticals, Inc., the Call Shares shall be the greatest whole number less than or equal to the quotient calculated by dividing the Principal Amount of the Silent Partnership II by $2.02."
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     1.2 Waiver of Notice Provisions. tbg hereby waives the Exercise Notice required by Section 3(a) of the Second Exchange Option Agreement and any additional notices that would be required by the terms of the Second Exchange Option Agreement, the Investment Agreement between EpiCept GmbH (formerly known as Pharmed Labs GmbH) and tbg, dated as of February 17, 1998, or any other relevant agreement between the Company, tbg and EpiCept GmbH.

                                   ARTICLE 2

                                  MISCELLANEOUS

     2.1 Counterparts. This Amendment may be executed in more than one counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument Any such counterpart may contain one or more signature pages.

     2.2 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.

     2.3 Confirmation. This Amendment and the Second Exchange Option Agreement shall henceforth be read together. Except as expressly set forth herein, the Second Exchange Option Agreement shall remain unchanged and is in all respect confirmed and preserved.

     2.4 Severability. In case any provision in this Amendment shall be held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

     2.5 Facsimile Signatures. This Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

     2.6 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                      *****

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of August 29, 2005.

                                        THE COMPANY:

                                        EPICEPT CORPORATION


                                        By: /s/ John V. Talley
                                            ------------------------------------
                                        Name: John V. Talley
                                        Title: Chief Executive Officer
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TBG TECHNOLOGIE-BETEILIGUNGS
GESELLSCHAFT MBH


By: /s/ Fr. Rubenach
    ---------------------------------
Name: Fr. Rubenach
Title: Representative Officer

Address:
         ----------------------------